Virtus Duff & Phelps International Equity Fund,

Virtus Horizon International Wealth Masters Fund and Virtus Horizon Wealth Masters Fund,

each a series of Virtus Opportunities Trust

Supplement dated December 29, 2017 to the Statement of

Additional Information (“SAI”) dated April 10, 2017, as supplemented

Important Notice to Investors

Effective January 1, 2018, under the heading “Investment Advisory Agreement and Expense Limitation Agreement” in the section “Investment Advisory and Other Services” on pages 85-87 of the fund’s SAI, the rows in the second table corresponding to the funds will be replaced with the following and the new footnote added after the table:

	Class A Shares	Class C Shares	Class C1 Shares	Class I Shares	Class R6 Shares	Class T Shares
Virtus Duff & Phelps International Equity Fund (2)	1.27%	2.02%	N/A	1.02%	N/A	1.27%
Virtus Horizon International Wealth Masters Fund (2)	1.32%	2.07%	N/A	1.07%	N/A	1.32%
Virtus Horizon Wealth Masters Fund (2)	1.25%	2.00%	N/A	1.00%	N/A	1.25%

(2) Contractual through January 31, 2019.

Investors should retain this supplement with the SAI for future reference.

VOT 8020B SAI/Int’lEq-Int’lWM-WM NewExpCaps (12/17)